Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NII Holdings, Inc. and subsidiaries (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Byron R. Siliezar, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge and belief:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BYRON R. SILIEZAR

Byron R. Siliezar
Chief Financial Officer
March 27, 2003

A signed original of this written statement required by Section 906 has been provided to NII Holdings, Inc. and will be retained by NII Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.